UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 14, 2015

Cyberonics, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	000-19806	76-0236465
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Cyberonics Blvd., Houston, Texas 77058

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 281-228-7200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This current report on Form 8-K/A (the “Amendment”) relates to the Form 8-K filed with the Securities and Exchange Commission on April 15, 2015 (the “Original 8-K”). The Amendment corrects the inadvertent omission of the conformed signature and the checked box for “Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)” on the Signatures page and cover page, respectively, of the Original 8-K. Other than as described in the previous sentence, the Amendment does not modify the disclosure contained in the Original 8-K.

Item 8.01 Other Events.

On April 14, 2015, Cyberonics, Inc., a Delaware corporation (the “Company”), issued a joint press release with Sorin S.p.A., a joint stock company organized under the laws of Italy (“Sorin”), announcing the expiration on April 13, 2015 of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, in connection with the previously announced transaction agreement by and among the Company, Sorin, Sand Holdco Limited, a private limited company incorporated under the laws of England and Wales and a wholly owned subsidiary of Sorin (“Holdco”), and Cypher Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Holdco. A copy of the joint press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit 99.1	Press Release, dated as of April 14, 2015, jointly issued by Cyberonics, Inc. and Sorin S.p.A.

Important Information for Investors and Securityholders

This communication is for informational purposes only and is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and applicable European regulations. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction. This communication does not represent an investment solicitation in Italy, pursuant to Section 1, letter (t) of Legislative Decree no. 58 of February 24, 1998, as amended.

Holdco will file with the SEC a registration statement on Form S-4, which will include a proxy statement of the Company that also constitutes a prospectus of Holdco (the “proxy statement/prospectus”). INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, CAREFULLY AND IN THEIR ENTIRETY, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, SORIN, HOLDCO, THE PROPOSED TRANSACTIONS AND RELATED MATTERS.

Investors and shareholders will be able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC by the parties through the website maintained by the SEC at www.sec.gov. In addition, investors and shareholders will be able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC on the Company’s website at www.cyberonics.com within the “Investor Relations” section or by contacting the Company’s Investor Relations (for documents filed with the SEC by the Company) or Sorin through its website at www.sorin.com (for documents filed with the SEC by Holdco).

The release, publication or distribution of this communication in certain jurisdictions may be restricted by law, and therefore persons in such jurisdictions into which this communication is released, published or distributed should inform themselves about and observe such restrictions.

Participants in the Distribution

The Company, Sorin and Holdco, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from the shareholders of the Company with respect to the proposed transactions contemplated by the proxy statement/prospectus. Information regarding the persons who are, under the rules of the SEC, participants in the solicitation of proxies from the shareholders of the Company in connection with the proposed transactions, including a description of their direct or indirect interests, on account of security holdings or otherwise, will be set forth in the proxy statement/prospectus when it is filed with the SEC. Information regarding the Company’s directors and executive officers is contained in the Company’s Annual Report on Form 10-K for the year ended on April 25,2014  and its Proxy Statement on Schedule 14A, dated  July 30, 2014, which are filed with the SEC and can be obtained free of charge from the sources indicated above.

Cautionary Statement Regarding Forward Looking Statements

This communication contains forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995 (the “PSLRA”)) concerning the Company, Sorin, Holdco, the proposed transactions and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise. They are based on current beliefs of the management of the Company and Sorin as well as assumptions made by, and information currently available to, such management, and therefore, you are cautioned not to place undue reliance on them. These forward-looking statements are subject to various risks and uncertainties, many of which are outside the parties’ control. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. None of the Company, Sorin or Holdco undertake any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law.  Forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the medical device industry, and other legal, regulatory and economic developments.  We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions to identify these forward-looking statements that are intended to be covered by the safe harbor provisions of the PSLRA. Factors that could cause actual results to differ materially from those in the forward-looking statements include the failure to obtain applicable regulatory or shareholder approvals in a timely manner or otherwise, or the requirement to accept conditions that could reduce the anticipated benefits of the proposed transactions as a condition to obtaining regulatory approvals; the failure to satisfy other closing conditions to the proposed transactions; the length of time necessary to consummate the proposed transactions, which may be longer than anticipated for various reasons; risks that the new businesses will not be integrated successfully or that the combined companies will not realize estimated cost savings, value of certain tax assets, synergies and growth, or that such benefits may take longer to realize than expected; the inability of the Company and Sorin to meet expectations regarding the timing, completion and accounting and tax treatments with respect to the proposed transactions; risks relating to unanticipated costs of integration, including operating costs, customer loss or business disruption being greater than expected; reductions in customer spending, a slowdown in customer payments and changes in customer demand for products and services; unanticipated changes relating to competitive factors in the industries in which the companies operate; the ability to hire and retain key personnel; the potential impact of announcement or consummation of the proposed transactions on relationships with third parties, including customers, employees and competitors; the ability to attract new customers and retain existing customers in the manner anticipated; reliance on and integration of information technology systems; changes in legislation or governmental regulations affecting the companies; international, national or local economic, social or political conditions that could adversely affect the companies or their customers; conditions in the credit markets; risks to the industries in which the Company and Sorin operate that are described in the “Risk Factors” section of the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the SEC by the Company and Holdco and the analogous section from Sorin’s annual reports and other documents filed from time to time with the Italian financial market regulator (CONSOB); risks associated with assumptions the parties make in connection with the parties’ critical accounting estimates and legal proceedings; the parties’ international operations, which are subject to the risks of currency fluctuations and foreign exchange controls; and the potential of international unrest, economic downturn or effects of currencies, tax assessments, tax adjustments, anticipated tax rates, raw material costs or availability, benefit or retirement plan costs, or other regulatory compliance costs. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the parties’ businesses, including those described in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed from time to time with the SEC and those described in Sorin’s annual reports, registration documents and other documents filed from time to time with CONSOB. Nothing in this communication is intended, or is to be construed, as a profit forecast or to be interpreted to mean that earnings per Sorin share or Company share for the current or any future financial years or those of the combined group, will necessarily match or exceed the historical published earnings per Sorin share or Company share, as applicable. Neither the Company nor Sorin gives any assurance (1) that either the Company, Sorin or Holdco will achieve its expectations, or (2) concerning any result or the timing thereof, in each case, with respect to any regulatory action, administrative proceedings, government investigations, litigation, warning letters, consent decree, cost reductions, business strategies, earnings or revenue trends or future financial results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cyberonics, Inc.

	By:	/s/ David S. Wise
		Name:	David S. Wise
April 15, 2015		Title:	Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated as of April 14, 2015, jointly issued by Cyberonics, Inc. and Sorin S.p.A.